FEDERATED STOCK AND BOND FUND, INC.

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS K SHARES

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2008.


Please replace the second paragraph of the section entitled "How is the Fund Organized?" with the following:


The Board of Directors (Board) has established four classes of shares of the Fund, known as Class A Shares, Class B Shares, Class C Shares and Class K Shares (Shares). This SAI relates to all classes of Shares. The Fund's investment adviser is Federated Global Investment Management Corp. (Adviser).




                                                               February 20, 2008



Cusip 313911109
Cusip 313911208
Cusip 313911307
Cusip 313911406


38157 (2/08)




















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